PURCHASE COMMITMENTS	12 Months Ended
Dec. 31, 2024
PURCHASE COMMITMENTS
PURCHASE COMMITMENTS

NOTE 20 – PURCHASE COMMITMENTS

The Company has entered into various purchase commitments with domestic and foreign suppliers amounting to approximately $991,572 million (of which $189,654 million corresponds to Fixed Assets commitments) and $1,277,815 million (of which $303,027 million corresponds to Fixed Assets commitments) as of December 31, 2024 and 2023, respectively. These purchase commitments include those that contain “take or pay” clauses, which force the buyer to purchase a quantity of a product or service in a period, usually annually, or, alternatively, to pay that amount even if it has not been taken or accepted to receive it.

The table below details commitments within one year and beyond one year:

	As of December 31,
	2024	2023
Committed within one year	414,586	647,407
Committed beyond one year	576,986	630,408
	991,572	1,277,815